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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       __________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2006

                                   __________

                              TREY RESOURCES, INC.

             (Exact name of registrant as specified in its charter)



            DELAWARE                     000-50302               16-1633636
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)


               5 REGENT STREET, SUITE 520
                 LIVINGSTON, NEW JERSEY                          07039
        (Address of Principal Executive Offices)               (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 758-9555
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 16, 2006, the Company announced, via press release, the Company's financial results for the period ended March 31, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.2. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.


SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On May 8, 2006, the Company announced that its wholly owned subsidiary, SWK Technologies, Inc., the premier total solutions provider specializing in business software solutions, has signed a non-binding letter of intent to acquire AMP-BEST Consulting, Inc. of Syracuse, NY. A copy of the Company's press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

          99.1 Press release dated May 8, 2006 entitled "Trey Resources Signs Letter of Intent to Acquire AMP-BEST Consulting".

          99.2 Press release dated May 16, 2006 entitled "Trey Resources Reports Best Quarter in Company History"


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TREY RESOURCES, INC.


                                      By: /s/ Mark Meller
                                          -----------------------
                                          Mark Meller
                                          President, Chief Executive Officer and
                                          Principal Accounting Officer

Date: May 18, 2006


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                                INDEX OF EXHIBITS



       99.1 Press release dated May 8, 2006 entitled "Trey Resources Signs Letter of Intent to Acquire AMP-BEST Consulting".

       99.2 Press release dated May 16, 2006 entitled "Trey Resources Reports Best Quarter in Company History"





















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